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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                         April 12, 2005 (April 11, 2005)


                          CHESAPEAKE ENERGY CORPORATION
             (Exact name of Registrant as specified in its Charter)


     Oklahoma                        1-13726                    73-1395733
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                      Identification No.)


     6100 North Western Avenue, Oklahoma City, Oklahoma            73118
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         (Address of principal executive offices)               (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended tosimultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.


         On April 11, 2005, Chesapeake Energy Corporation issued a press release announcing the date it will issue its 2005 first quarter earnings release and providing information about accessing the related conference call. This press release is attached as Exhibit 99.1.


Section 9 - Financial Statements and Exhibits

Item 9.01  Final Statements and Exhibits.

(c)      Exhibits


        Exhibit No.             Document Description
        -----------             --------------------
           99.1                    Press Release


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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CHESAPEAKE ENERGY CORPORATION


                                 By:     /s/ Aubrey K. McClendon
                                         --------------------------------------
                                             Aubrey K. McClendon
                                             Chairman of the Board and
                                             Chief Executive Officer

Date:         April 12, 2005


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



                                  EXHIBIT INDEX


Exhibit No.             Document Description

         99.1           Press Release

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